UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2008
Hiland Holdings GP, LP
(Exact name of registrant as specified in its charter)

DELAWARE	001-33018	76-0828238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
205 West Maple, Suite 1100
Enid, Oklahoma 73701
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (580) 242-6040
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On November 6, 2008, the Board of Directors of Hiland Partners GP Holdings, LLC approved an Amended and Restated Hiland Holdings Long-Term Incentive Plan (the “Amended and Restated Plan”) to revise the definition of an affiliate under the Amended and Restated Plan and to correct certain typographical errors.
     The foregoing description of the Amended and Restated Plan does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Plan, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Amended and Restated Hiland Holdings Long-Term Incentive Plan, dated November 6, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILAND HOLDINGS GP, LP

By:	Hiland Partners GP Holdings, LLC, its General Partner

By:	/s/ Matthew S. Harrison

Name: Matthew S. Harrison
Title: Chief Financial Officer, Vice President-Finance and Secretary

     November 11, 2008